Supplement dated April 1, 2009 to Prospectuses dated May 1, 2008 for

AnnuiChoice® II, AdvantEdge, IQ3 The Smart Annuity,

PINNACLEplus, and PINNACLE V

Flexible Premium Variable Annuities

Issued by National Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes important changes to the Investment Options in your variable annuity issued by National Integrity Life Insurance Company (National Integrity).  Please retain this supplement to the prospectuses for future reference.

I.  Merging Touchstone VST Share Classes — April 24, 2009

The Touchstone Variable Series Trust will merge the Service Class share into the Initial Class shares of the same Portfolios, effective after the close of business on April 24, 2009.  This merger at Touchstone will result in the merger of the corresponding Investment Options in your variable annuity.  Each of the “Merging Service Class Shares” in the left column below will merge into the “Surviving Initial Class Shares” listed in the right column below.  After the merger, the Service Class Shares will no longer exist.

Merging Service Class Shares	Surviving Initial Class Shares
Touchstone VST Aggressive ETF Fund, Service Class →	Touchstone VST Aggressive ETF Fund, Initial Class
Touchstone VST Conservative ETF Fund, Service Class →	Touchstone VST Conservative ETF Fund, Initial Class
Touchstone VST Enhanced ETF Fund, Service Class →	Touchstone VST Enhanced ETF Fund, Initial Class
Touchstone VST Moderate ETF Fund, Service Class →	Touchstone VST Moderate ETF Fund, Initial Class
Touchstone VST Money Market Fund, Service Class →	Touchstone VST Money Market Fund, Initial Class

Please note that the Total Annual Portfolio Operating Expenses are the same for both the Service Class and the Initial Class of the Touchstone VST Portfolios.

Any Account Value you have in the Service Class shares at the end of the Business Day on April 24, 2009 will automatically be transferred to the Initial Class shares of the same Investment Option.  You will not incur a transfer charge and the transfers will not count toward the number of free transfers allowed each year under your variable annuity contract.

If you have allocations in place for future contributions, or transactions scheduled under programs such as the Dollar Cost Averaging, Systematic Transfer, Systematic Contributions or Customized Asset Rebalancing Programs, to go into the Service Class shares, those allocations will be automatically redirected to the Initial Class shares after the merger.

You may change your allocations at any time without a fee, unless you have a Guaranteed Lifetime Income Advantage (GLIA) Rider.  See your prospectus for more details on the allocation and transfer restrictions under the GLIA Rider.

If you currently have Account Value in both the Service Class and the Initial Class shares, your assets in both the classes will be combined after the merger.  Please review your asset allocation to ensure that it continues to meet your investment goals.

Guaranteed Return Plus Rider — If you purchased a guaranteed minimum accumulation benefit rider, which was marketed as the “Guaranteed Return Plus,” this merger will not affect your guaranteed accumulation benefit.  You will receive a confirmation of the trade into the initial class of the Fund you selected.  All current and guaranteed dollar values will be the same immediately after the merger as they were immediately before the merger.

II. Closing Rydex VT Hedged Equity Fund — May 1, 2009

After the close of business on April 30, 2009, National Integrity will close the Rydex VT Hedged Equity Fund Investment Option and it will no longer be available for additional purchases.

If you have Account Value invested in Rydex VT Hedged Equity Investment Option when it closes, you may leave your money invested or transfer it out; however, you cannot make additional contributions or transfers into that Investment Option.

If you have allocations in place for future contributions, or transactions scheduled under programs such as the Dollar Cost Averaging, Systematic Transfer, Systematic Contributions or Customized Asset Rebalancing Programs, to go into the Rydex VT Hedged Equity Investment Option, those allocations will be automatically redirected to the Rydex VT Absolute Return Strategies Fund Investment Option(1) after the merger.

Closing Investment Option	Future Allocation Investment Option
Rydex VT Hedged Equity Fund →	Rydex VT Absolute Return Strategies Fund(1)

You may change your allocations at any time without a fee, unless you have a GLIA Rider.  See your prospectus for more details on the allocation and transfer restrictions under the GLIA Rider.

III. Merging Rydex VT Hedged Equity Fund — May 29, 2009

Rydex Investments will merge the Rydex VT Hedged Equity Fund into the Rydex VT Absolute Return Strategies Fund(1), on or about May 29, 2009.  This merger at Rydex will result in the merger of the corresponding Investment Options in your variable annuity.  The “Merging Investment Option” in the left column below will merge into the “Surviving Investment Option” listed in the right column below.  After the merger, the Rydex VT Hedged Equity Investment Option will no longer exist.

Merging Investment Option	Surviving Investment Option
Rydex VT Hedged Equity Fund →	Rydex VT Absolute Return Strategies Fund(1)

Any Account Value you have in the Rydex VT Hedged Equity Investment Option at the end of the Business Day on or about May 29, 2009, will automatically be transferred to the Rydex VT Absolute Return Strategies Investment Option(1).  You will not incur a transfer charge and the transfers will not count toward the number of free transfers allowed each year under your variable annuity contract.

You may have Account Value invested in both the merging and the surviving Investment Options.  If so, this merger will change your current asset allocation and may result in an unintended investment mix.  You should consider whether the assets in your variable annuity are over-allocated to the Rydex VT Absolute Return Strategies(1) Investment Option after the merger.  You should review your asset allocation with your financial advisor or call our Administrative Office at 800-433-1778 to make changes to your asset allocation.

(1) Rydex VT Absolute Return Strategies Fund will be renamed Rydex VT Multi-Hedge Strategies as of May 1, 2009.